UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant     ☑

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DORCHESTER MINERALS, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DORCHESTER MINERALS, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219-4541

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF LIMITED PARTNERS TO BE HELD ON MONDAY, MAY 18, 2020

The following Notice of Annual Meeting of Limited Partners (the “Notice”) and proxy card (the "Proxy") amend and restate the original notice and proxy, respectively, included in the proxy statement (the “Proxy Statement”) of Dorchester Minerals, L.P. (the “Partnership”), filed February 27, 2020 with the Securities and Exchange Commission (the "SEC"), and made available to unitholders of the Partnership in connection with the solicitation of proxies by the Board of Managers of the Partnership for use at the Annual Meeting of Limited Partners (the “2020 Annual Meeting”) to be held on Monday, May 18, 2020. The purpose of the revised Notice and Proxy is to announce the change in the date, time and location and format of the 2020 Annual Meeting, including changing to a virtual meeting format only, via live webcast. The Notice and Proxy Card are being filed with the SEC and are being made available to unitholders on or about April 3, 2020.

In addition, on April 3, 2020, the Partnership issued a press release regarding the change in the date, time and location and format of its 2020 Annual Meeting which is included herein.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

DORCHESTER MINERALS, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219-4541

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS

To Be Held on May 18, 2020

To the Unitholders of Dorchester Minerals:

Due to the emerging public health impact of the COVID-19 (Coronavirus) pandemic, the Partnership has changed the date, time, location and format of the Annual Meeting of Limited Partners of Dorchester Minerals, L.P. (the “2020 Annual Meeting”). The 2020 Annual Meeting will now be held at 2:00 p.m. Central Time on Monday, May 18, 2020. In addition, the Partnership will no longer hold an in-person meeting, and instead, the Partnership will hold its 2020 Annual Meeting in a live virtual meeting format only, via webcast, at www.virtualshareholdermeeting.com/DMLP2020. This Notice fully replaces the Notice of Annual Meeting of Limited Partners contained in the Partnership’s Proxy Statement previously filed with the Securities and Exchange Commission on February 27, 2020, to account for the change in date, time, location and format of the 2020 Annual Meeting. The 2020 Annual Meeting will be held for the following purposes:

1.	To elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee until the 2021 Annual Meeting of Limited Partners;

2.	To approve the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2020;

3.	To hold an advisory vote on the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K or any successor thereto; and

4.	To consider any other matters that may properly come before the meeting.

Only holders of record of common units as of the close of business on March 19, 2020 and valid proxy holders will be able to participate in the 2020 Annual Meeting live webcast online atwww.virtualshareholdermeeting.com/DMLP2020. Unitholders will need their 16-digit control number provided on their proxy card or voting instructions form to vote while attending the meeting online. Unitholders who attend the virtual meeting with their 16-digit control number will have the same rights and opportunities to participate as they would at an in-person meeting. If your voting instruction form does not include a 16-digit control number, you must contact your brokerage firm, bank, or other financial institution for instructions to access the 2020 Annual Meeting. If you do not have your 16-digit control number, you will still be able to attend the 2020 Annual Meeting as a "guest" and listen to the proceedings, but you will not be able to vote or otherwise participate. Unitholders who do not intend to vote at the virtual 2020 Annual Meeting may continue to vote at www.proxyvote.com until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date and in accordance with the instructions in the Partnership’s proxy materials. Registered Unitholders may also submit questions for the 2020 Annual Meeting at annualmeeting2020@dmlp.net until 11:59 p.m. Eastern Time five days prior to the date of the 2020 Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO VOTE USING ONE OF THE VOTING METHODS DESCRIBED IN THE ATTACHED MATERIALS AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Managers of

Dorchester Minerals Management GP LLC,

/s/ William Casey McManemin

William Casey McManemin

Chairman and Chief Executive Officer

April 6, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Limited Partners to be Held on May 18, 2020:

The Partnership’s Proxy Statement for the 2020 Annual Meeting of Limited Partners and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at www.dmlp.net.

PROXY

DORCHESTER MINERALS, L.P.

PROXY FOR 2020 ANNUAL MEETING OF LIMITED PARTNERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints each of William Casey McManemin and James E. Raley proxy and attorney in-fact with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned and to vote as specified on the reverse side all common units of Dorchester Minerals, L.P., which the undersigned is entitled to vote at the Annual Meeting of Limited Partners on May 18, 2020 at 2:00 p.m.

Central Time, being held in a virtual meeting format only, via webcast, at www.virtualshareholdermeeting.com/DMLP2020 or any adjournments or postponements thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE AND FOR PROPOSALS TWO AND THREE AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Continued and to be marked, dated and signed on the reverse side and returned in the enclosed envelope, voted telephonically or voted via the internet.

VOTE BY INTERNET – www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our partnership in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

VIRTUAL ANNUAL MEETING OF LIMITED PARTNERS

The Annual Meeting of Limited Partners will be held via live webcast only at www.virtualshareholdermeeting.com/DMLP2020. In order to vote during the virtual Annual Meeting, you will need the 16-digit control number that is shown on your proxy card or voting instruction form. If you would like to vote at the meeting and you do not have your 16-digit control number, contact your brokerage firm, bank or financial institution in advance of the meeting. You will still be able to attend the Annual Meeting as a "guest" and listen to the proceedings without your 16-digit control number.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Managers recommend that you vote FOR ALL the		For	Withhold	For All
following:		All	All	Except
1.	Election of Managers with subsequent appointment to the	☐	☐	☐	To withhold authority to vote for any
	Advisory Committee				individual nominee(s), mark “For All
	01 Allen D. Lassiter				Except” and write the number(s) f the
	02 C.W. (Bill) Russell				nominee(s) on the line below
03 Ronald P. Trout
The Board of Managers recommend that you vote FOR the
following:		For	Against	Abstain
2.	Approval of the appointment of Grant Thornton LLP as our	☐	☐	☐
independent registered public accounting firm for the year
ending December 31, 2020
3.	Approval of, by a unitholder non-binding advisory vote, the	☐	☐	☐
compensation paid to the Partnership's named executive
officers, as disclosed pursuant to Item 402 of Regulation
S-K, commonly referred to as a "Say on Pay" proposal.
4.	Such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)           Date                                     Signature (PLEASE SIGN WITHIN BOX)                   Date

NEWS RELEASE	Dorchester Minerals, L.P.

Release Date:	April 3, 2020	3838 Oak Lawn Ave., Suite 300
Dallas, Texas 75219-4541
Contact:	Martye Miller	(214) 559-0300

Dorchester Minerals, L.P. Announces Change of Date and Time of Annual Meeting of Limited Partners

and Change to Virtual Format

DALLAS, April 3, 2020 (GLOBE NEWSWIRE) — Dorchester Minerals, L.P. (NASDAQ:DMLP) (the “Partnership”) announced today that, due to the emerging public health impact of the COVID-19 (Coronavirus) pandemic, the date, time and location and format of its 2020 Annual Meeting of Limited Partners (the “2020 Annual Meeting”) has been changed to 2:00 p.m. Central Time on Monday, May 18, 2020, and from an in-person meeting to a virtual meeting. Unitholders may not attend the meeting in person.

On April 2, 2020, the Partnership’s Board of Managers (the “Board”) approved the change to the date, time, location and format of the 2020 Annual Meeting in support of the health and well-being of the Partnership’s employees, unitholders and other associates, as well as the related protocols that have been or may be imposed by federal, state and local governments.

Unitholders of record at the close of business on March 19, 2020 will be able to access the 2020 Annual Meeting webcast at www.virtualshareholdermeeting.com/DMLP2020. Unitholders who attend the virtual meeting with their 16-digit control number as identified on their proxy card or their voting instruction form, will have the same rights and opportunities to participate as they would at an in-person meeting. Unitholders issued a voting instruction form that does not contain a 16-digit control number will still be able to attend the 2020 Annual Meeting as a “guest” and listen to the proceedings but must contact their brokerage firm, bank, or other financial institution for instructions on how to vote at the 2020 Annual Meeting. All Unitholders may continue to cast their votes for the 2020 Annual Meeting at www.proxyvote.com until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date and in accordance with the instructions in the Partnership’s proxy materials. Registered Unitholders may also submit questions for the 2020 Annual Meeting at annualmeeting2020@dmlp.net until 11:59 p.m. Eastern Time five days prior to the date of the 2020 Annual Meeting.

To access the Partnership’s updated Notice of Annual Meeting of Limited Partners, as filed with the Securities in Exchange Commission on the date hereof, and Proxy Statement, as filed with the Securities and Exchange Commission on February 27, 2020, please visit the Partnership’s website at www.dmlp.net under the Annual Meeting Presentations and Proxy Material heading.

Dorchester Minerals, L.P. is a Dallas based owner of producing and non-producing crude oil and natural gas mineral, royalty, overriding royalty, net profits, and leasehold interests in 27 states. Its common units trade on the NASDAQ Global Select Market under the symbol DMLP.

FORWARD-LOOKING STATEMENTS

Portions of this document may constitute "forward-looking statements" as defined by federal law. Such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Examples of such uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership’s properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership’s financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission.